Award Timing Disclosure	12 Months Ended
Jan. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
EQUITY INCENTIVE AWARDS-MECHANICS AND TIMING OF STOCK OPTION AND OTHER EQUITY AWARD GRANTS
We do not currently grant stock options to our NEOs, and although we do not have a formal policy regarding the timing of awards of stock options, stock appreciation rights and/or similar option-like instruments grants to our Named Executive Officers, we do not grant equity awards in anticipation of the release of material nonpublic information. Similarly, we do not time the release of material nonpublic information about the company based on equity award grant dates.

Award Timing Predetermined	true
Award Timing, How MNPI Considered	we do not grant equity awards in anticipation of the release of material nonpublic information. Similarly, we do not time the release of material nonpublic information about the company based on equity award grant dates.
MNPI Disclosure Timed for Compensation Value	false